801 East Main Street
                              Post Office Box 1998
                          Richmond, Virginia 23218-1998
                              Main: (804) 648-1636
                               Fax: (804) 783-7291



                                 March 12, 2001



First Investors Management Company, Inc.
95 Wall Street
New York, New York 10005-4297

            Re:   First Investors Multi-State Insured Tax Free Fund
                  -------------------------------------------------

Gentlemen:

      We hereby consent to the use of our name and the reference to our firm in Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A of First Investors Multi-State Insured Tax Free Fund and the related Prospectus and Statement of Additional Information.

                                    Very truly yours,

                                    SANDS, ANDERSON, MARKS & MILLER,
                                    a Professional Corporation

                                    By: /s/   Daniel M. Siegel
                                        --------------------------------------
                                          Vice President